UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Tabula Rasa HealthCare, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a presentation presented at a Town Hall Meeting of Tabula Rasa HealthCare, Inc. held on August 7, 2023.

 Discussion Materials

 Disclaimer  2  Forward-Looking Statements  This presentation contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “will,” “plan,” “project,” “seek,” “should,” “target,” “would,” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of Nautic Partners (“Nautic”) and management of Tabula Rasa HealthCare, Inc. (the “Company” or “TRHC”) based on information currently available. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.   Factors that could cause or contribute to such differences include but are not limited to the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in Part I, Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Actual results could differ materially from those anticipated in the forward-looking statements. The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.  Additional Information and Where to Find It  This presentation may be deemed to be solicitation material in respect of the proposed acquisition of TRHC by Locke Buyer, LLC, an affiliate of Nautic. In connection with the proposed transaction, TRHC intends to file relevant materials with the SEC, including TRHC’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF TRHC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING TRHC’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge within the Investor Relations section of TRHC’s website http://ir.trhc.com or upon request from TRHC’s Investor Relations Department.  Participants in the Solicitation  TRHC and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of TRHC in favor of the proposed transaction. Information about TRHC’s directors and executive officers is set forth in TRHC’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of TRHC’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of TRHC’s participants in the solicitation, which may, in some cases, be different than those of TRHC’s stockholders generally, will be set forth in TRHC’s proxy statement relating to the proposed transaction when it becomes available

 ExactCare Overview  Nautic Partners Overview  Strategic Rationale for the Transaction  Contents  3

 Founded in 2009 in Cleveland, Ohio  Serving patients in all 50 states and Washington D.C.  Clinical support staff in 30+ states  750 employees  68,000+ patients in June 2023  6.5M+ scripts in 2022   Long-standing partnerships with payers, providers and other healthcare organizations across the continuum  A Trusted Pharmacy Care Provider  4

 Matching Patient Needs to Pharmacy Services  Less Complex Medical Needs  Typically well supported by transactional retail counter service  Requires little to no assistance with Activities of Daily Living  1 disease state/medical condition  1 active prescriber  4 medications  Able to independently manage medications  Cash / Commercial / Medicare / Medicaid / Duals  Complex, Chronic Medical Needs  Requires comprehensive long term pharmacy care services to optimize health  Needs assistance with Activities of Daily Living, such as transportation and mobility  3+ disease states/medical conditions   3+ active prescribers  8+ routine prescription medications  Needs help to manage medication, including making doctor appointments, getting refills, and organizing doses  Medicare / Medicaid / Duals

 Safer, More Effective Medication Regimens  Improved Adherence  Better Overall Patient Health  Improved Clinical and Quality Metrics  Superior Patient Satisfaction  Total Cost of Care Savings  A High-Touch, Comprehensive Approach to Pharmacy  Designed to support the most complex, highest-cost patients at home and in community-based settings

 Strong Partnerships Across the Healthcare Continuum

ExactCare Patients Rate Our Service World Class

Based on the industry best practice for measuring Net Promoter Score (NPS)

- Annual survey for established patients
- NPS based on the question, “Would you recommend ExactCare to your family and friends?”
- NPS results range from -100 to +100
    - +1 or higher is “good”
    - +50 to +69 is “excellent”
    - +70 or higher is “world class”

Consistently Strong Service Ratings

Year	ExactCare NPS	Response Rate
2022	+75	16%
2021	+73	15%
2020	+76	18%
2019	+71	20%
2018	+69	18%

2022 NPS for Payer Partners

Payer	NPS
UHC Medicare Duals	+81.5
BCBS Anthem Medicare	+77.6
Cigna HealthSpring Medicare	+76.9
UHC Medicare	+76.6
Devoted Health Medicare	+76.6

Proven Clinical and Financial Outcomes

A RAND study of ExactCare impact, published in the Journal of Managed Care + Specialty Pharmacy (2021)

Improved Patient Adherence to Medications

Statins and Antihypertensive drugs

Statistically significant

Diabetes drugs

Increased but not statistically significant due to sample size

Decreased Facility Admissions and Length of Stays

Lower SNF admission rates

Decreased SNF days

Fewer inpatient days

Total Cost of Care Savings

Main Analysis



$100
$0
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($300)
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$30
($226)
Rx Cost
Medical Cost

$196 monthly net decrease in total cost of care per member

HCC 75+



$100
$0
($100)
($200)
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$50
($445)
Rx Cost
Medical Cost

$395 monthly net decrease in total cost of care per member

Findings Consistent With Other Studies

Study	Year	Total Cost of Care Savings
Client A - Medicaid	2020	$218 PMPM
Client B - Medicaid	2020	$239 PMPM
Optum - Medicaid	2018	$496 PMPM
Optum - Medicare	2018	$731 PMPM
Optum - Duals	2018	$980 PMPM

 ExactCare Overview  Nautic Partners Overview  Strategic Rationale for the Transaction  Contents  10

 Nautic Partners Overview  Nautic and its predecessor, Fleet Equity Partners, have completed over 150 private equity transactions since 1986   Have managed over $9.5 billion in equity capital over our history  29 active portfolio companies and 125 realized investments   Seasoned staff of 34 investment professionals, including 13 managing directors, headquartered in Providence, RI  Invest in healthcare, industrial products and outsourced services  Dedicated healthcare franchise expected to represent 50% of investment activity  11

 Our Approach  Find opportunities where we have relevant experience and strong track record and that fit with our thematic areas of interest  Bring partnership approach to all our investments – ensure aligned vision with management, employees, and clients  Do no harm – respect what has been built; take care of employees, clients, and other key relationships  Invest for growth – invest in people; invest in clinical excellence; invest in operations and IT to allow for scaling  Offer resources and relationships – bring resources to assist where needed and leverage relationships to positively impact value creation plans  Explore strategic opportunities and partnerships – take fresh looks at strategic opportunities and pursue those that have merit while being mindful of any disruption to the core  Be “Partner of Choice” – all of our CEOs and executive partners are references  12

 Relevant Experience  Multiple current and former portfolio companies with extensive VBC capabilities including global capitation  13  Value Base Care  Wide range of pharmacy, benefit management, and pharma services experience aligned with serving complex patient populations and reducing total medical expense  Pharmacy  Deep experience working with physicians across a range of specialties & primary care  Provider / Provider Services  Various investments in both healthcare payers and outsourced services to payers  Payers / Payer Services

 ExactCare Overview  Nautic Partners Overview  Strategic Rationale for the Transaction  Contents  14

 Opportunity to Significantly Expand TAM Expanding Referral Patterns and End Markets  Builds a National Platform with an Unparalleled Clinician Team Servicing Patients in all 50 States  Combined Track Record of High Quality Service and Excellent Customer Satisfaction   Access to Best-in-Class Management Team     Shared Strategic Vision to Optimize Pharmacy Care for Most Vulnerable Patients   Technology Enables Intelligent Insights to Enhance Clinical Outcomes and Reduce Cost of Care  Creates Comprehensive Capabilities For Providers Across the Continuum of Polychronic Services  Compelling Strategic Rationale for Combination

Pro Forma Summary of Combined Entity

EXACTCARE

Transaction creates a scaled pharmacy platform with differentiated clinical capabilities and proven outcomes; presents strategic opportunity to build leading chronic care management platform

	EXACTCARE	+ TabulaRasa HealthCare	= Combined Entity
2023E Patients	~74,000	~21,000	~95,000
2023E Rx and Rx Per Patient	~7.0M / ~95	~3.0M / ~150	~10.0M / ~105
2022 Revenue	~$500M	~$300M	~$800M
Services Offered	• *Polychronic pharmacy; MTM / Other Clinical Services; 340B contract pharmacy*	• *PACE pharmacy and PBM; MedWise; Risk adjustment; TPA and EHR*	✓ *Full suite of pharmacy management and other value add services to polychronic patients across the continuum*
Pharmacy Locations	• 2 pharmacies: OH and TX	• *4 pharmacies: NJ, CO, CA, and RI*	✓ *Serving patients in all 50 states*
Employees	~750 Employees	~700 Employees	~1,450 Employees
Referral Sources	 7% 2% 20% 50% 21% 100% ▪ Targeted Engagement ▪ Health Plan ▪ Home Health ▪ Providers ▪ Other ▪ PACE		 42% 29% 4% 12% 1% 12%
Lines of Business	 4% 16% 25% 55% 100% ▪ MA ▪ Medicaid ▪ Duals ▪ PACE ▪ Other		 2% 42% 32% 15% 9%
Value Proposition	✓ *Improved adherence* ✓ *Lower admissions and shorter stays* ✓ *Medical expense cost savings*	✓ *Improved patient outcomes and satisfaction* ✓ *Improved provider performance under value and risk-based contracts*	✓ *Improved clinical outcomes and patient satisfaction for polychronic patients across the continuum*

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Significant Opportunity to Expand Market Opportunity

EXACTCARE

As a combined company, ExactCare and Tabula Rasa will be able to deliver a broader range of services to a wider range of patient populations through different channels

	Current Tabula Rasa		Combined Company
Market Serviced	*PACE*		*MA, Managed Medicaid, Duals* *PACE* *Institutional SNPs (D-SNPs, C-SNPs, I-SNPs)* *Medicaid Managed Long Term Services and Supports (MLTSS)*
Market Opportunity	~$1B	→	$115B+
Patient Population	**68K PACE enrollees** 2.2M PACE eligible population		**10M enrollees** (incl. 5.4M in D-SNPs and 3.2M MLTSS) 65M Medicare lives, 12.5M dual-eligible lives

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